M&I Auto Loan Trust 2001-1                                               Page 1
Monthly Servicing Report

Distribution Date                   June 20, 2002                                             Closing Date:         August 30, 2001
Collection Period Begin Date:         May 1, 2002                               Previous Distribution Date:            May 20, 2002
Collection Period End Date:          May 31, 2002                      Previous Collection Period End Date:          April 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics                                                          Cutoff Balance                     Coupon

------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                                                                   $ 82,000,000.00                    3.510%
ii     Class A-2 Notes                                                                   $ 90,000,000.00                    3.890%
iii    Class A-3 Notes                                                                   $112,000,000.00                    4.490%
iv     Class A-4 Notes                                                                   $ 52,590,000.00                    4.970%
v      Class B Notes                                                                     $ 10,410,000.00                    5.880%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics          Accrual Calendar              Legal Final Maturity            CUSIP

---------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                     Actual/360                     August 20, 2002            55255PAA8
ii     Class A-2 Notes                       30/360                     November 20, 2004            55255PAB6
iii    Class A-3 Notes                       30/360                        April 20, 2006            55255PAC4
iv     Class A-4 Notes                       30/360                        March 20, 2007            55255PAD2
v      Class B Notes                         30/360                         June 20, 2008            55255PAEO
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                                   Balance as of                     % of Original Balance
                                                          5/20/2002             6/20/2002          5/20/2002        6/20/2002
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                                 $          0.00       $          0.00             0.00%          0.00%
ii     Class A-2 Notes                                 $ 60,714,411.15       $ 49,196,997.54            67.46%         54.66%
iii    Class A-3 Notes                                 $112,000,000.00       $112,000,000.00           100.00%        100.00%
v      Class B Notes                                   $ 10,410,000.00       $ 10,410,000.00           100.00%        100.00%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                           Unpaid Interest         Unpaid Interest
                                                             5/20/2002                6/20/2002
---------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                                               -                        -
ii     Class A-2 Notes                                               -                        -
iv     Class A-4 Notes                                               -                        -
v      Class B Notes                                                 -                        -
---------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 2
Monthly Servicing Report

Distribution Date                        June 20, 2002                                        Closing Date:          August 30, 2001
Collection Period Begin Date:              May 1, 2002                          Previous Distribution Date:             May 20, 2002
Collection Period End Date:               May 31, 2002                 Previous Collection Period End Date:           April 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

-----------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                        $1,735,000.00
ii     Beginning of Period Reserve Balance                            $2,602,500.00
iii    Specified Reserve Account Percent                                       1.00% of Current Pool Balance
iv     Specified Reserve Account Floor                                $2,602,500.00
v      Specified Reserve Account Balance                              $2,602,500.00
vi     Reserve Account Release                                                 0.00
vii    Reserve Account Draws                                          $        0.00
viii   Reserve Account Deposits                                       $        0.00
ix     End of Period Reserve Balance                                  $2,602,500.00
x      Outstanding Simple Interest Advances                           $  631,545.78
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
D. Servicing

---------------------------------------------------------------------------------------------------
I      Servicing Fee Percentage                                                               0.50%
ii     Beginning of Period Servicing Shortfall                                                0.00
iii    End of Period Servicing Shortfall                                                      0.00
---------------------------------------------------------------------------------------------------

 M&I Auto Loan Trust 2001-1                                               Page 3
 Monthly Servicing Report


 Distribution Date                       June 20, 2002                                        Closing Date:     August 30, 2001
 Collection Period Begin Date:             May 1, 2002                          Previous Distribution Date:        May 20, 2002
 Collection Period End Date:              May 31, 2002                 Previous Collection Period End Date:      April 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
 E. Portfolio Characteristics                     Initial Balance              Balance as of                  % of Original as of
                                                     8/22/2001          4/30/2002         5/31/2002         4/30/2002     5/31/2002
------------------------------------------------------------------------------------------------------------------------------------
 I      Principal Balance                         $347,000,000.07    $235,714,411.15     $224,196,997.54        67.93%       64.61%
 ii     Number of Contracts                                25,198             20,020              19,430        79.45%       77.11%
 iii    Weighted Average Coupon (WAC)                        9.01%              9.00%               9.00%
 iv     Weighted Average Original Term                      59.70              59.61               59.65
 v      Weighted Average Remaining Term                     51.23              43.80               42.91
 vi     Weighted Average Seasoning                           8.47              15.80               16.74
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report

Distribution Date                       June 20, 2002                                        Closing Date:     August 30, 2001
Collection Period Begin Date:             May 1, 2002                          Previous Distribution Date:        May 20, 2002
Collection Period End Date:              May 31, 2002                 Previous Collection Period End Date:      April 30, 2002

--------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                        # of Contracts           % of # of Contracts            Principal Balance
                                             4/30/2002    5/31/2002   4/30/2002        5/31/2002    4/30/2002        5/31/2002
--------------------------------------------------------------------------------------------------------------------------------
I    30-59 Days Delinquent                      51            52        0.25%             0.27%     667,134.98       704,169.48
ii   60-89 Days Delinquent                      23            21        0.11%             0.11%     297,276.45       254,263.03
iii  90-119 Days Delinquent                     13             5        0.06%             0.03%     193,808.68        57,548.57
iv   120+ Days Delinquent                        5             7        0.02%             0.04%      40,144.95        68,550.00
v    Repo in Inventory (Charged-Off)             2             2        0.01%             0.01%      37,805.83        20,634.68
vi   Repo in Inventory (Not Charged-Off)        12            13        0.06%             0.07%     179,121.38       148,195.15
vii  Gross Charge_offs in Period                24            21        0.12%             0.11%     170,896.71       151,980.78
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------
F.1 Portfolio Performance                           % of Principal Balance
                                                 4/30/2002          5/31/2002
------------------------------------------------------------------------------
I    30-59 Days Delinquent                         0.28%              0.31%
ii   60-89 Days Delinquent                         0.13%              0.11%
iii  90-119 Days Delinquent                        0.08%              0.03%
iv   120+ Days Delinquent                          0.02%              0.03%
v    Repo in Inventory (Charged-Off)               0.02%              0.01%
vi   Repo in Inventory (Not Charged-Off)           0.08%              0.07%
vii  Gross Charge_offs in Period                   0.07%              0.07%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
F.2 Ratios                                                      Ratio
                                                 3/31/2002    4/30/2002   5/31/2002                 3 Month Average
--------------------------------------------------------------------------------------------------------------------
I    Net Loss Ratio                                0.31%        0.63%        0.47%                        0.47%
ii   Delinquency Ratio                             0.23%        0.23%        0.17%                        0.21%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                                      Dollar Amount                % of Original Balance
                                                        4/30/2002        5/31/2002     4/30/2002          5/31/2002
--------------------------------------------------------------------------------------------------------------------
I    Gross Charge-Offs in Period                       $170,896.71      $151,980.78      0.049%             0.044%
ii   Cumulative Gross Charge-Offs                      $600,713.58      $752,694.36      0.173%             0.217%
iii  Net Losses in Period                              $127,088.20      $ 91,014.88      0.037%             0.026%
iv   Cumulative Net Losses                             $493,758.58      $584,773.46      0.142%             0.169%
--------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 5
Monthly Servicing Report

Distribution Date              June 20, 2002                                           Closing Date:   August 30, 2001
Collection Period Begin Date:    May 1, 2002                             Previous Distribution Date:      May 20, 2002
Collection Period End Date:     May 31, 2002                    Previous Collection Period End Date:    April 30, 2002

--------------------------------------------------------------------------------
H. Pool Collections

--------------------------------------------------------------------------------
I.     Borrower Interest Collections                               1,787,977.42
ii     Borrower Principal Collections                             11,313,366.69
iii    Net Liquidation Proceeds                                       52,066.14
iv     Recoveries                                                     60,965.90
v.     Simple Interest Advance                                       631,545.78
vi.    Repurchase Amounts (Interest)                                          -
vii.   Repurchase Amounts (Principal)                                         -
viii.  Total Interest Collections                                  2,419,523.20
ix.    Total Principal Collections                              $ 11,426,398.73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
I. Pool Balance Reconciliation

--------------------------------------------------------------------------------
I.     Beginning Pool Balance                                   $235,714,411.15
ii     Pool Balance Reductions from Principal Collections       $ 11,365,432.83
iii    Gross Charge-Offs in Period                              $    151,980.78
iv     Ending Pool Balance                                      $224,196,997.54
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
J. Total Available

--------------------------------------------------------------------------------
I.     Total Pool Collections                                   $ 13,845,921.93
ii     Reinvestment Income from Reserve Account                 $          0.00
            Reserve Account Balance             $  2,602,500.00
            Specified Reserve Account Amount    $  2,602,500.00
                                                ---------------
iii    Reserve Account Release                                                -
iv     Reserve Account Draw                                                0.00
v      Collected Funds                                          $ 13,845,921.93
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 6
Monthly Servicing Report

Distribution Date                June 20, 2002                                            Closing Date:   August 30, 2001
Collection Period Begin Date:      May 1, 2002                              Previous Distribution Date:      May 20, 2002
Collection Period End Date:       May 31, 2002                     Previous Collection Period End Date:    April 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall                                             Calculation Steps       Amount Due     Amount Available for     Amount Paid
                                                                                                   Distribution

------------------------------------------------------------------------------------------------------------------------------------
I      Reimbursement of Outstanding Simple Interest
       Advances                                          $          0.00      $   537,198.91        13,845,921.93         537,198.91
            Servicing Fee                                      98,214.34
            Previous Servicing Fee Shortfall                        0.00
                                                         ================
ii     Total Servicing Fee                               $     98,214.34      $    98,214.34        13,308,723.02          98,214.34
iii    Class A Notes Interest Distribution                                        833,692.80        13,210,508.68         833,692.80
            Class A Notes Balance                        $225,304,411.15
            Pool Balance                                 $224,196,997.54
                                                         ================
iv     Priority Principal Distribution                   $  1,107,413.61        1,107,413.61        12,376,815.88       1,107,413.61
v      Class B Notes Interest Distribution               $          0.00           51,009.00        11,269,402.27          51,009.00
vi     Reserve Fund Deposit                              $          0.00      $         0.00        11,218,393.27                  -
             a) Previous Class A-1 Notes                 $          0.00      $         0.00                    -                  -
             b) Previous Note Balance - Pool Balance     $ 11,517,413.61      $         0.00                    -                  -
       X.)  MAX of a) and b)                             $ 11,517,413.61      $         0.00                    -                  -
       Y.)  Priority Principal Distribution Amount       $  1,107,413.61      $         0.00                    -                  -
                                                         ================
vii    Regular Principal Distribution                    $ 10,410,000.00       10,410,000.00        11,218,393.27      10,410,000.00
viii   Release to Seller                                                          808,393.27           808,393.27         808,393.27
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report

Distribution Date              June 20, 2002                                            Closing Date:  August 30, 2001
Collection Period Begin Date:    May 1, 2002                              Previous Distribution Date:     May 20, 2002
Collection Period End Date:     May 31, 2002                     Previous Collection Period End Date:   April 30, 2002

----------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions   Coupon     Number of Days  Current Interest  Previous Interest   Accrued      Total Bond
                                             in Pay Period                        Shortfall     Interest on   Interest Due
                                                                                                 Interest
----------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                        $833,692.80           0.00           0.00        833,692.80
   Class A-1 Notes                 3.510%          31         $      0.00           0.00           0.00              0.00
   Class A-2 Notes                 3.890%          30         $196,815.88           0.00           0.00        196,815.88
   Class A-3 Notes                 4.490%          30         $419,066.67           0.00           0.00        419,066.67
   Class A-4 Notes                 4.970%          30         $217,810.25           0.00           0.00        217,810.25
   Class B Notes                   5.880%          30         $ 51,009.00           0.00           0.00         51,009.00
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
L. Bond Interest Distributions     Total Bond    Interest Shortfall
                                 Interest Paid

--------------------------------------------------------------------
   Total Class A Notes            833,692.80             0.00
   Class A-1 Notes                         -             0.00
   Class A-2 Notes                196,815.88             0.00
   Class A-3 Notes                419,066.67             0.00
   Class A-4 Notes                217,810.25             0.00
   Class B Notes                   51,009.00             0.00
--------------------------------------------------------------------

--------------------------------------------------------------------------------
M. Bond Principal Distributions

--------------------------------------------------------------------------------
   Priority Principal Distribution                                  1,107,413.61
   Regular Principal Distribution                                  10,410,000.00
                                                                ================
   Total Principal Distribution                                    11,517,413.61
                                                                               0
   Class A-1 Notes Principal Distribution                                   0.00
   Class A-2 Notes Principal Distribution                          11,517,413.61
   Class A-3 Notes Principal Distribution                                   0.00
   Class A-4 Notes Principal Distribution                                   0.00
   Class B Notes Principal Distribution                                     0.00
--------------------------------------------------------------------------------

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  June 20, 2002
MONTHLY PERIOD:     May, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

           (A) The aggregate amount of the distribution with respect to:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes        11,714,229.49
                                            Class A-3 Notes           419,066.67
                                            Class A-4 Notes           217,810.25
                                              Class B Notes            51,009.00

           (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes           196,815.88
                                            Class A-3 Notes           419,066.67
                                            Class A-4 Notes           217,810.25
                                              Class B Notes            51,009.00
           (C)
                 The amount of the distribution set forth
                 in paragraph A.1 (A) above in respect of
                 principal on:
                                            Class A-1 Notes                    -
                                            Class A-2 Notes        11,517,413.61
                                            Class A-3 Notes                    -
                                            Class A-4 Notes                    -
                                              Class B Notes                    -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                         Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:   June 20, 2002
MONTHLY PERIOD:      May, 2002

     (D)             The amount of the distribution set forth in paragraph
                     A.1 (A) above per $1,000 interest in:

                        Class A-1 Notes                                                        -
                        Class A-2 Notes                                             130.15810544
                        Class A-3 Notes                                               3.74166670
                        Class A-4 Notes                                               4.14166667
                          Class B Notes                                               4.90000000


     (E)             The amount of the distribution set forth in paragraph A.1
                     (B) above per $1,000 interest in:

                        Class A-1 Notes                                                        -
                        Class A-2 Notes                                               2.18684311
                        Class A-3 Notes                                               3.74166670
                        Class A-4 Notes                                               4.14166667
                          Class B Notes                                               4.90000000


     (F)             The amount of the distribution set forth in paragraph A.1
                     (C) above per $1,000 interest in:

                        Class A-1 Notes                                                        -
                        Class A-2 Notes                                             127.97126233
                        Class A-3 Notes                                                        -
                        Class A-4 Notes                                                        -
                          Class B Notes                                                        -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

     (A)             The Pool Balance at the close of business on the last day
                     of the Monthly Period:                                       224,196,997.54

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:                      June 20, 2002
MONTHLY PERIOD:                         May, 2002
        (B)             The aggregate outstanding principal amount of each Class
                        of Notes after giving effect to payments allocated to
                        principal as set forth in paragraph A.1 (C) above with
                        respect to:

                                                                 Class A-1 Notes                                   -
                                                                 Class A-2 Notes                       49,196,997.54
                                                                 Class A-3 Notes                      112,000,000.00
                                                                 Class A-4 Notes                       52,590,000.00
                                                                   Class B Notes                       10,410,000.00

        (C) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1
                        (C) above with respect to:

                                                                 Class A-1 Notes                                   -
                                                                 Class A-2 Notes                          0.54663331
                                                                 Class A-3 Notes                          1.00000000
                                                                 Class A-4 Notes                          1.00000000
                                                                   Class B Notes                          1.00000000

        (D)             The amount of aggregate Realized Losses for the
                        preceding Monthly Period:
                                                                                                           91,014.88

        (E)             The aggregate Purchase Amount for all Receivables that
                        were repurchased in the Monthly Period:
                                                                                                                   -

2. Servicing Fee

                        The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                                                           98,214.34

3. Payment Shortfalls

        (A)             The amount of the Noteholders' Interest Carryover
                        Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                                                                 Class A-1 Notes                                   -
                                                                 Class A-2 Notes                                   -
                                                                 Class A-3 Notes                                   -
                                                                 Class A-4 Notes                                   -
                                                                   Class B Notes                                   -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  June 20, 2002
MONTHLY PERIOD:     May, 2002

        (B)         The amount of the Noteholders'
                    Interest Carryover Shortfall set
                    forth in paragraph 3(A) above per
                    $1,000 interest with respect to:

                                      Class A-1 Notes                          -
                                      Class A-2 Notes                          -
                                      Class A-3 Notes                          -
                                      Class A-4 Notes                          -
                                        Class B Notes                          -

4

        (A)         The aggregate amount of collections
                    by the Servicer during the preceding
                    Monthly Period:                                13,845,921.93

        (B)         The aggregate amount which was received
                    by the Trust from the Servicer during
                    the Monthly Period:                            13,747,707.59

        (C)         The number of Receivables that are
                    delinquent for:

                                          30-59 days                          52
                                          60-89 days                          21
                                     90 or more days                          12
                      Repossessed Autos in Inventory                          15